Prospectus supplement dated March 31, 2014
to the following prospectus(es):
BOA FPVUL, BOA Next Generation FPVUL, BOA ChoiceLife FPVUL, BOA Next Generation II FPVUL, Nationwide Marathon Performance VUL, Nationwide YourLife Accumulation (NWL-NY), Nationwide YourLife Accumulation VUL, Nationwide YourLife Protection VUL, Nationwide YourLife Protection VUL (NWL-NY), Nationwide YourLife Survivorship VUL (NWL-NY) and Nationwide YourLife Survivorship VUL prospectus dated May 1, 2013
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The Board of Trustees of Nationwide Variable Insurance Trust ("NVIT") approved a proposal to convert shares of NVIT funds that assess a redemption fee ("Redemption Fee Funds") into corresponding shares of NVIT funds that do not assess a redemption fee ("Non-redemption Fee Funds"). The conversion is expected to occur after the close of business on April 25, 2014.
To implement this conversion, after the close of business on April 25, 2014, all assets allocated to Sub-Accounts of Redemption Fee Funds will be redeemed and the proceeds will be applied to corresponding Sub-Accounts of Non-redemption Fee Funds. As of April 26, 2014, Sub-Accounts of Redemption Fee Funds will no longer exist and all references in your prospectus to the Redemption Fee Funds will be replaced with Non-redemption Fee Funds.
The specific Sub-Accounts impacted by this conversion are noted below:

Redemption Fee Fund	Non-redemption Fee Fund
NVIT - Federated NVIT High Income Bond Fund: Class III	NVIT - Federated NVIT High Income Bond Fund: Class I*
NVIT - NVIT Emerging Markets Fund: Class III	NVIT - NVIT Emerging Markets Fund: Class I*
NVIT - NVIT International Equity Fund: Class III	NVIT - NVIT International Equity Fund: Class I
NVIT - NVIT International Index Fund: Class VI	NVIT - NVIT International Index Fund: Class II
NVIT - NVIT Multi-Manager International Growth Fund: Class III	NVIT - NVIT Multi-Manager International Growth Fund: Class I*
NVIT - NVIT Multi-Manager International Value Fund: Class III	NVIT - NVIT Multi-Manager International Value Fund: Class I*

*This Non-redemption Fee Fund will be an available investment option for all Contract Owners (subject to any limitations described elsewhere in the prospectus).
^This Non-redemption Fee Fund will be an available investment option for all Contracts for which good order applications were received before April 26, 2014 (subject to any limitations described elsewhere in the prospectus).
PROS-0256